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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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         Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                                     September 23, 1998

                                NETWORK SIX, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21038

      Rhode Island                               05-036-6090
(State of Incorporation)             (I.R.S. Employer Identification No.)

                 475 Kilvert Street, Warwick, Rhode Island 02886
          (Address of principal executive offices, including zip code)

                                 (401) 732-9000
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         The September 23,1998 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c).       Exhibits

         99   Press Release, dated September 23,1998, of Network Six, Inc.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                                         Network Six, Inc.
                                         ----------------------
                                         (Registrant)

Date:  September 23, 1998                By:/s/ Dorothy M. Cipolla
                                            ----------------------
                                            Dorothy M. Cipolla
                                            Chief Financial Officer


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                                Network Six, Inc.

                           Current Report on Form 8-K

                             Dated September 23,1998

                                  Exhibit Index

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Exhibit
   No.                      Exhibits
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
99                    Press Release dated September 23, 1998

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